SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

AdvisorOne Funds

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

<Dunham & Associates Logo>

<Dunham & Associates>

<When Performance Counts>

January 31, 2008

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund  (collectively, the “Funds”) all series of the AdvisorOne Funds Trust.

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on February 28, 2008, at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York 11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed change of the Trust of which each of the Funds are a series.  Each Fund is currently organized as a series of AdvisorOne Funds, an investment company with its principal offices in Omaha, Nebraska.  After completion of the proposed tax-free reorganization, the Funds would each be a series of the Dunham Funds, an newly formed investment company with its principal offices in San Diego, California.   This reorganization of the Funds will not result in a change in adviser or sub-adviser to the Funds, or any change to the objectives, strategies or investment policies of the Funds.

We think that this proposal is in the best interest of the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 800-434-3719.  We will be happy to answer any questions you may have.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

ADVISORONE FUNDS

c/o Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD February 28, 2008

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To the Shareholders:

A special meeting of the shareholders of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund (collectively, the “Funds”), all series of the AdvisorOne Funds, will be held at the offices of  Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York 11788, on February 28, 2008 at 10:00 a.m., Eastern time, for the following purposes:

(1)        To approve a proposed change of organization of the Funds. Each Fund is currently organized as a series of AdvisorOne Funds, an investment company organized as a Delaware business trust. After completion of the proposed tax-free reorganization, the Funds would each be a series of the Dunham Funds, an investment company newly organized as a Delaware business trust.

(2)        To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on January 15, 2008.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

If you have any questions, please call 800-434-3719.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

Sincerely,

Brian Nielsen

Secretary

AdvisorOne Funds

Dunham Corporate/Government Bond Fund

                Dunham High-Yield Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

                Dunham Emerging Markets Stock Fund

Each A Series Of AdvisorOne Funds

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PROXY STATEMENT

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MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of AdvisorOne Funds (the "Trust"), with its principal office located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 28137.  The proxies are proxies to be used at a meeting of the shareholders of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund (the “Funds,” and each individually, a “Fund”) at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York 11788 on February 28, 2008 at 10:00 a.m., Eastern time, and any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The primary purpose of the meeting is for shareholders of the Funds to consider and approve the following proposals:

(1)        To approve a proposed change of organization of the Funds to be effected in accordance with the Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Funds would reorganize into separate series of Dunham Funds (the “New Funds”), an investment company newly organized as a Delaware business trust (the “Dunham Trust”).

(2)        To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about January 31, 2008.

SUMMARY OF PROPOSAL

Below is brief summary of the proposal and how it will affect each Fund. We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Funds.  Each Fund is currently part of the AdvisorOne Funds.  Each series offers three classes of shares, Class A shares, Class C shares and Class N shares.  If approved by shareholders, each Fund will be reorganized to be part of the Dunham Funds (the "Reorganization").  The Reorganization will not change the name, investment objective or principal investment strategy of the Funds, or their fiscal year. The Funds’ investment adviser, sub-advisers and portfolio managers, distributor, administrator, fund accounting agent, transfer agent and independent registered public accountants will stay the same and their fees will remain the same. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of identically-named Fund shares owned by the shareholder immediately prior to the Reorganization. Each New Fund will offer the same shareholder services as its corresponding Fund.  However, the New Funds will have a newly-elected slate of trustees who will be responsible for overseeing their operations, including a new chairman of the board of trustees.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows:  (a) each Fund transfers all of its assets to an identically-named series of the Dunham Trust (each, a “New Fund” and collectively, the “New Funds”), in exchange for shares of the such New Fund and the assumption by the New Fund of liabilities of its transferring Fund, and (b) each Fund distributes the New Fund’s shares to its shareholders. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

The Board recommends a vote for this proposal. For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

VOTING INFORMATION

Shareholders of record of the Funds at the close of business on January 15, 2008 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Fund:

Fund	Class A	Class C	Class N
Corp./Government Bond	16,235	1,040,360	6,069,616
High-Yield Bond	18,319	1,094,061	6,210,025
Appreciation & Income	108,159	731,458	4,318,934
Large Cap Value	22,019	679,221	3,878,194
Real Estate Stock	12,057	17,123	636,062
International Stock	13,916	674,951	3,679,918
Small Cap Value	5,681	416,791	2,513,673
Large Cap Growth	53,991	2,156,857	13,627,805
Small Cap Growth	13,794	386,220	2,006,102
Emerging Markets Stock	18,780	204,792	1,085,183

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal, without regard to the class of shares held. The presence at the meeting of holders of a majority of the outstanding shares of each Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Fund. A quorum being present, the Funds will adopt the proposal if a majority of the shares of each Fund vote to approve the proposal. For purposes of the proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.  The Dunham Trust may terminate the Reorganization if the Reorganization is not approved by the Shareholders of each Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

-	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address on cover page prior to the meeting;

-	submitting a properly-executed proxy bearing a later date, but prior to the meeting;

-	submitting a subsequent telephone vote; or

-	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Dunham & Associates Investment Counsel, Inc., the investment adviser for the Funds and proposed investment adviser for the New Funds (the “Adviser”), is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this proxy statement, the enclosed proxy card, and other expenses relating to the shareholder meeting.  The Adviser has engaged The Altman Group, Inc. to assist in proxy solicitation at a cost to the Adviser of approximately $17,000.  Employees of the Adviser and of Gemini Fund Services, LLC, a service provider for the Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

The most recent annual report of the Dunham Series of AdvisorOne Funds, including financial statements, for the fiscal year ended October 31, 2007, as well as the semi-annual report for each of the Funds for the semi-annual period ended April 30, 2007, have been mailed previously to the shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 800-434-3179, and they will be sent to you within three (3) business days by first class mail.

PROPOSAL

At a meeting of the Trustees of the Trust held on December 18, 2007, the Trustees including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Board that New Funds will have greater opportunity for asset growth and may have opportunity to attract substantial investments in a stand alone trust under the “Dunham” name. The Adviser also represented that the Funds’ shareholders would not be required to pay for the Reorganization because the Adviser would bear all costs of the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the Funds’ investment objectives or strategies, or in the portfolio management team. The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser. In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of each Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Summarized below are the key factors considered by the Trustees:

-

The portfolio of each Dunham Fund is managed by a sub-adviser that is compensated, in most cases, based on the performance of the Fund.  The other AdvisorOne funds are not managed by a sub-adviser, and the adviser receives a fixed advisory fee. These differences make marketing of the Dunham Funds less effective than if they were organized and marketed as a clearly-branded family of funds.

-

Effective marketing of mutual funds, based on a clear message about philosophy and strategies, improves the fund's opportunities for growth.  This benefits shareholders because, as assets increase, shareholder expenses are reduced.

-

Up until recently, the Dunham Funds lacked the necessary assets to operate cost-effectively as a separate fund complex.  At current asset levels, the reorganization should not have a material impact on shareholder expenses.

-

The investment objective, policies and restrictions of each New Fund are identical to those of the corresponding Fund, and each New Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the corresponding Fund immediately prior to the Reorganization.  The New Funds will have the same Chief Compliance Officer, and have adopted compliance policies and procedures substantially similar to those of the Funds.

-	The Adviser (not the Funds) will bear the costs of the Reorganization; and that the Trust will receive an opinion of legal counsel that the Reorganization is tax-exempt for shareholders.

The Board now submits to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or about March 1, 2008 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding the Dunham Trust, its operations and the various agreements between the Dunham Trust and its several service providers have been supplied by the Adviser, and neither the current Trust nor any of its Trustees or officers have independently verified the accuracy of such information.

General Plan Of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date after shareholder approval. First, each Fund will transfer all of its assets to a corresponding New Fund of the Dunham Trust in exchange solely for all of the shares of the corresponding New Fund and an assumption by such New Fund of all of the liabilities of the corresponding Fund.  Immediately thereafter, each Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders in exchange for their shares of that Fund.  This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Reorganization.  Every shareholder will own the same number of shares of the corresponding New Fund as the number of Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 shares of the AdvisorOne Dunham High-Yield Bond Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Dunham High-Yield Bond Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.  A vote in favor of the proposed Reorganization will constitute an approval by shareholders of the written advisory agreements and other agreements entered into by the new Dunham Trust.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Dunham Trust. The significant conditions include: (a) the receipt by the Trust and the Dunham Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust or the Board of Trustees of the New Funds.  It may be terminated by the New Funds if the shareholders of each Fund do not approve the Reorganization. In addition, the Reorganization Plan may be amended by the Board of Trustees of the Trust. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT

TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION PLAN.

ELECTIONS, APPROVALS AND RATIFICATIONS

The Investment Company Act of 1940, as amended (“1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreements and the any distribution plans administered pursuant to Rule 12b-1 under the 1940 Act, as well as ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the New Funds. If shareholders of the Funds approve the proposed reorganization, they will effectively be:

-	electing the trustees of the Dunham Funds;

-	approving the investment advisory agreement with Dunham & Associates Investment Counsel, Inc. with respect to each New Fund and the corresponding sub-advisory agreement;

-	approving each New Fund’s distribution plan administered pursuant to Rule 12b-1 under the 1940 Act; and

-	ratifying the selection of Briggs, Bunting & Dougherty, LLP as the independent registered public accountants for the New Funds.

Technically, these elections, approvals and ratifications will be accomplished by a vote of Dunham & Associates Investment Counsel, Inc., as the sole initial shareholders of each New Fund prior to the Closing Date. In general, there will be no substantive changes in those areas noted above between the Funds to the New Funds, except that the New Funds will have a new set of trustees and officers. Individuals proposed to serve as trustees and officers of the Dunham Trust and New Funds are listed below under “Certain Information Regarding the Trustees and Officers.”

COMPARISON OF THE FUNDS AND THE NEW FUNDS

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of its identically named Fund.  For detailed information about the Funds’ principal investment strategies and risks, as well as each of their investment limitations and restrictions, see the Funds’ Prospectuses and Statements of Additional Information.

Fees and Expenses

The Reorganization is not expected to result overall in an increase in shareholder fees and expenses. Fees charged by the various service providers are not changing. Some expenses like registration fees in a few states, will increase.  However other expenses, like expenses incurred by trustees for attending meetings, are expected to decrease. More detailed information about the annual fund operating expenses for the Dunham Series of the AdvisorOne Funds is set forth in the Funds’ Prospectuses.

Adviser and Sub-Advisers

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as Adviser to each Fund under an investment advisory agreement with the Trust on behalf of such Fund.  As part of the Reorganization, while it is the sole initial shareholder of its corresponding New Fund, each Fund will approve a new investment advisory agreement with the Dunham & Associates Investment Counsel, Inc., and a new sub-advisory agreement with the current sub-adviser, with respect to each Fund. Each New Fund’s investment advisory and sub-advisory agreement will be substantially identical to its corresponding Fund’s existing agreements which are summarized above.

The Funds commenced investment operations on December 10, 2004, with the exception of the High-Yield Bond Fund which commenced operations on July 1, 2005.  The Funds’ investment advisory agreement is dated August 26, 2005, as subsequently amended.

The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)

setting the Funds’ overall investment objectives;

b)

evaluating, selecting and recommending Sub-Advisers to manage the Funds’ assets;

c)

monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)

implementing procedures to ensure that the Sub-Advisers comply with the Funds’ investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees of the Trust, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  The Trust has been granted  an exemptive order (the “Order”) from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with Sub-Advisers without obtaining shareholder approval.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.  The SEC granted the Order on September 26, 2006.  The Order will be applicable to the New Funds.  The current sub-advisers are listed in the following table:

Fund:	Current Sub-Adviser
Dunham Corporate/Government Bond Fund	SCM Advisors LLC
Dunham High-Yield Bond Fund	PENN Capital Management Co., Inc.
Dunham Appreciation & Income Fund	Calamos® Advisors, LLC
Dunham Large Cap Value Fund	C.S. McKee, L.P.
Dunham Real Estate Stock Fund	Ten Asset Management, Inc.
Dunham International Stock Fund	Neuberger Berman Management Inc.
Dunham Small Cap Value Fund	Denver Investment Advisors LLC
Dunham Large Cap Growth Fund	Rigel Capital, LLC
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Emerging Markets Stock Fund	Van Eck Associates Corporation

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.   The Adviser receives only its fixed portion of the management fee as approved by Shareholders at the Trust’s Shareholder meeting held on June 23, 2006, effective July 1, 2006, each Fund’s Sub-Adviser is compensated based on its performance and each sub-advisory agreement is a fulcrum fee arrangement.

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Corporate/ Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%
Dunham High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%
Dunham Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%
Dunham Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Dunham Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%
Dunham International Stock Fund	1.15% – 1.45%	0.65%	0.50% - 0.80%
Dunham Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%
Dunham Large Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Emerging Markets Stock Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

All of the above sub-advisory fees are within the limits of the negotiable sub-advisory fee ranges pre-approved by shareholders of each Fund at the August 26, 2005 shareholder meeting:

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Corporate/Government Bond Fund	0% - 0.70%
Dunham High-Yield Bond Fund	N/A
Dunham Appreciation & Income Fund	0% - 1.50%
Dunham Large Cap Value Fund	0% - 1.00%
Dunham Real Estate Stock Fund	0% - 1.00%
Dunham International Stock Fund	0% - 1.00%
Dunham Small Cap Value Fund	0% - 1.50%
Dunham Large Cap Growth Fund	0% - 1.10%
Dunham Small Cap Growth Fund	0% - 1.30%
Dunham Emerging Markets Stock Fund	0% - 1.20%

A discussion of the factors that the Board of Trustees considered in renewing the Funds’ investment advisory agreement and each Fund’s sub-advisory agreement is contained in the annual report to the Funds’ shareholders for the fiscal year ended October 31, 2007.  The investment advisory agreement for each Fund was initially approved by the Board at a meeting held on April 27, 2005.

Portfolio Management Team. The portfolio managers for the Funds will remain the same and will continue serving as such to the New Funds. More detailed information about the Funds’ portfolio managers, including their principal occupation for the past 5 years, compensation information and other accounts managed, see the Funds’ Prospectus and Statement of Additional Information.

Independent Accountants

Briggs, Bunting & Dougherty, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, currently serves as each Fund’s independent accountant and will continue in the same capacity for the New Funds following the Reorganization.  Briggs, Bunting & Dougherty, LLP will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

The Adviser, which serves as the Funds’ distributor, will continue to serve in the same capacity for the New Funds following the Reorganization. The distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services

Gemini Fund Services, LLC, the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“GFS”), will continue to serve in the same capacity to the New Funds following the Reorganization.

GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, GFS provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Citibank, N.A., located at One Sansome Street 25th Floor, San Francisco, CA  94104, is custodian of the Funds’ investments (the “Custodian”). The Custodian will continue to serve in the same capacity for the New Funds.  The Custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Fiscal Year

Each of the Funds currently operates on a fiscal year ending October 31st. Following the Reorganization, the New Funds will also operate on a fiscal year ending October 31.

Certain Information Regarding The Trustees and Officers

In connection with the Reorganization, the Adviser has proposed new trustees to serve on the Dunham Fund’s Board of Trustees and oversee the operations of the New Funds (the “Dunham Trustees”). The following individuals have agreed to serve as trustees and officers of the Dunham Funds:

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships

Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 67	Trustee	Indefinite/ Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present	10	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 77	Trustee	Indefinite/ Since January 2008	Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-present; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2006.	10	None
Paul A. Rosinack c/o Dunham & Associates 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 61	Trustee	Indefinite/ Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2003- present; Consultant, Self-employed (strategic planning, operational efficiencies, corporate partnerships for human, animal health and biotech industries) 2003-2004; President/ CEO/ Director, Synbiotics Corp. (veterinary diagnostic products), 1996-2002.	10	None
Interested Trustees and Officers
Jeffrey A. Dunham[1] 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 46	Trustee, President & Principal Executive Officer	Indefinite term as Trustee, 1 year term as officer/ Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	10	None
Denise S. Iverson 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 48	Treasurer & Principal Financial Officer	1 Year/ Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (broker-dealer, registered investment adviser and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 37	Secretary	1 Year/ Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner[2] 450 Wireless Blvd. Hauppauge, NY 11788 Age: 57	Chief Compliance Officer	1 Year/ Since January 2008

President, Fund Compliance Services, LLC, 2006-present;  Chief Operating Officer , Fund Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2005- present.

				N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 45	Assistant Secretary	1 Year/ Since January 2008

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC, 2003-present; Secretary and General Counsel, Fund Compliance Services, LLC; (2003 – present); In-house Counsel, The Dreyfus Funds (1999 – 2003).

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 37	Assistant Treasurer	1 Year/ Since January 2008	Vice President (2004- present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
James Kearny 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 49	Assistant Chief Compliance Officer	1 Year/ Since January 2008

Chief Compliance Officer, Dunham  & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2006-present; Head of Advisory Compliance, ING/FNIC (broker-dealer, registered investment adviser), 2005-2006; Director of Compliance, TBG Financial (broker-dealer, non-qualified corporate-owned life insurance) 2003-2004;  Chief Operating Officer and Chief Compliance Officer, Canterbury Capital (broker-dealer, registered investment adviser), 1998-2003.

				N/A	N/A

1

Jeffrey A. Dunham is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Funds’ Adviser, Dunham & Associates Investment Counsel, Inc.

2

Mr. Wagner provides CCO services to the Dunham Funds pursuant to an agreement between Fund Compliance Services, LLC (“FCS”) and Dunham Funds.  FCS is a subsidiary of Gemini Fund Services, LLC, the Dunham Funds’ transfer agent, fund accountant and administrator.  .

The foregoing individuals are proposed to serve as the initial trustees and/or officers of the Dunham Funds.  At all times, the Dunham Funds' Board of Trustees will consist of a majority of trustees who are not “interested persons” of the Dunham Funds' (the “Dunham Independent Trustees”).  The nomination of new or additional Dunham Independent Trustees will be placed within the discretion of the then existing Dunham Independent Trustees. Such board composition will also satisfy current regulations adopted by the Securities Exchange Commission (“SEC”) in order for the Dunham Trust to rely on certain exemptive rules under the 1940 Act.

Comparison of Trustees’ and Officers’ Fees

The Funds. Trustees’ and officers’ expenses fees are Trust-wide expenses, and each series of the AdvisorOne Funds (including the Funds) pays a portion of the Trust-wide expenses. Trustees currently receive an aggregate per meeting fee of $3,000 if attended in person and $750 if attended by telephone. For special board meetings, each Trustee who is not an interested person currently receives $200 per Fund participating in the meeting, with a minimum of $1,000, whichever is greater. In both cases, the costs are currently allocated among the participating Funds in accordance with a formula that takes into account the advisers involved and the overall asset size of each affected Fund. Committee meetings occurring on the same day as a Board meeting are not compensated. Stand-alone Committee meetings are currently compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of Funds participating.   AdvisorOne Funds also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.  Officers of AdvisorOne Funds and Trustees who are interested persons of AdvisorOne Funds do not receive any compensation from the AdvisorOne Funds, but will instead are compensated by the service provider with whom the officer is affiliated.   For the fiscal year ending October 31, 2007, each of the Funds incurred Trustee fees and expenses ranging from $1,147 to $6,133.

The New Funds. After the Reorganization, the Dunham Trustees will be compensated as follows: for services on the Board of Trustees of the Dunham Fund, each Dunham Trustee who is not an officer or employee of the Adviser or any other service provider will receive $2,500 for each Board meeting attended in person, $500 for each meeting attended by telephone, and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings. It is currently anticipated that each New Fund will pay approximately  $3,000 in respect of such fees (not including the reimbursement of expenses incurred in connection with meeting attendance).

Officers of the Dunham Funds are not expected to receive any compensation from the Dunham Funds but will instead be compensated by the service provider with whom the officer is affiliated.

Continuation of Shareholder Accounts

GFS, as the Trust’s and Dunham Fund’s transfer agent, will establish accounts for all current Fund shareholders with the New Funds. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders. In accordance with the terms and provisions of the Reorganization Plan, each of these accounts will contain the same number of New Fund shares as the account held by that shareholder immediately prior to the Reorganization.

Distribution and Shareholder Servicing Plans

The Dunham Trust has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the New Funds that are identical in all material respects to the Distribution and Shareholder Servicing Plans currently in effect with respect to the Funds.  There will be no change in the fees paid by shareholders pursuant to the Plans.

Comparative Information on Shareholder Services

The New Funds will offer the same shareholder services as the Funds, including telephone exchanges, and telephone redemptions. For example, following the Reorganization, shareholders may exchange shares of one New Fund with shares for another New Fund. As with the Funds, exchange privileges may not be available for all New Funds and may continue to be limited to a specified holding period or may be changed or eliminated.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions

Each New Fund will have the same dividend and distribution policy as its corresponding Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the appropriate New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in a Fund will continue to have capital gains reinvested in the appropriate New Fund.

Certain Comparative Information about The Trust and The Dunham Trust

Both the Trust and the Dunham Funds are organized as a Delaware business trust.  There are no material differences between the Trusts’ Declaration of Trust or By-Laws.

EXPENSES OF THE REORGANIZATION

Dunham & Associates Investment Counsel, Inc. has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $47,000.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by a Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of a Fund as a result of the Fund's distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder's Fund shares. In addition, a shareholder's tax basis for shares held in a Fund will carryover to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing Date, each of the Trust and Dunham Funds shall have received a legal opinion from Thompson Hine LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and the Dunham Funds and certifications received from the Trust and the Dunham Funds on behalf of each of the Funds and the New Funds.

Immediately prior to the Closing Date, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Dunham Corporate/Government Bond Fund

Class	Name and Address	% Ownership	Number and Type
A	Jean D. Richardson 323 Dogwood Trail Tryon, North Carolina	35.49%	5,762.22 beneficial
A	NFSC 1326 E. Lakeshore Drive Landrum, South Carolina	10.28%	1,669.24 record
A	Lynne - Corinne Volkwijn 195 Underhill Avenue, Apartment 6D Brooklyn, New York	6.83%	1,108.72 beneficial
A	Pershing LLC Jersey City, NJ	6.03%	978.46 record
A	Judith W. Dominick 1644 Hogback Mountain Road Tryon, North Carolina	17.25%	2,800.06 beneficial
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	91.77%	954,709.11 record
N	Dunham Trust company 4777 Caughlin Parkway Reno, Nevada	99.74%	6,053,756.86 record

Dunham High-Yield Bond Fund

Class	Name and Address	% Ownership	Number and Type
A	Guillermo Benavides P.O. Box 2052 Jersey City, New Jersey	48.62%	8,904.21 beneficial
A	Hugh H Brosworth Residuary Trust Dated 6/1/96 4260 Minden Memphis, Tennessee	18.23%	3,339.69 record
A	Ann R. Stoddard 756 Palmetto Street Spartanburg, South Carolina	5.76%	1,055.14 beneficial
A	Lynne-Crinne Volkwijn 195 Underhill Avenue, Apartment 6D Brooklyn, New York	8.64%	1,582.72 beneficial
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	46.46%	508,306.12 record
C	Pershing LLC Jersey City, New Jersey	46.07%	504,032.25 record
N	Dunham Trust company 4777 Caughlin Parkway Reno, Nevada	99.96%	6,207,564.11 record

Dunham Appreciation & Income Fund

Class	Name and Address	% Ownership	Number and Type
A	Schwab	7.45%	8,059.36 record
A	NFSC P.O. Box 252 Stanton, Tennessee	17.55%	18,982.00 record
A	NFSC 4260 Minden Memphis, Tennessee	9.56%	10,338.66 record
A	Marylyn B. Thompson IRA 8591 Sycamore Trail Germantown, Tennessee	6.50%	7,025.16 beneficial
A	Evelyn H. Perry 177 North Highland Street Memphis, Tennessee	9.83%	10,626.99 beneficial
A	NFSC 177 North Highland Street Memphis, Tennessee	9.83%	10,626.99 beneficial
A	M H Short, P Mannsucc Jr. Ttee U/A/ 11/04/1991 P.O. Box 156 Brownsville, Tennessee	9.89%	10,695.18 beneficial
A	William B. Burrow IRA R/O 7615 Cross Village Germantown, Tennessee	8.86%	9,578.54 beneficial
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	89.33%	653,402.37 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.83%	4,311,503.76 record

Dunham Large Cap Value Fund

Class	Name and Address	% Ownership	Number and Type
A	F P. Ryan Ttee U/A 04/09/1970 1644 Hogback Mountain Road Tryon, North Carolina	5.96%	1,311.70 beneficial
A	IRA FBO Jay F. Kubick P.O. Box 2052 Jersey City, New Jersey	13.46%	2,962.67 beneficial
A	IRA FBO Michael M Bo P.O. Box 2052 Jersey City, New Jersey	10.84%	2,386.97 beneficial
A	IRA FBO Gladys J. Kub P.O. Box 2052 Jersey City, New Jersey	5.49%	1,208.69 beneficial
A	Pershing LLC Jersey City, New Jersey	6.93%	1,526.42 record
A	Fisher Rev. Liv. Trust P.O. Box 2052 Jersey City, New Jersey	10.47%	2,306.02 beneficial
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	88.10%	598,426.22 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.87%	3,873,010.88 record

Dunham Real Estate Stock Fund

Class	Name and Address	% Ownership	Number and Type
A	Guillermo Benavides P.O. Box 2052 Jersey City, New Jersey	77.40%	9,334.07 beneficial
A	Penson Financial Service 1700 Pacific Avenue Suite 1400 Dallas, Texas	5.17%	623.90 record
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	88.45%	156,658.43 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.67%	633,961.34 record

Dunham International Stock Fund

Class	Name and Address	% Ownership	Number and Type
A	Schwab	11.56%	1,608.78 record
A	F P. Ryan Ttee U/A 4/09/1970 1644 Hogback Mountain Road Tryon, North Carolina	6.19%	861.56 beneficial
A	Debora S. Johnson P.O. Box 2052 Jersey City, New Jersey	11.40%	1,586.53 beneficial
A	IRA FBO Jay F. Kubick P.O. Box 2052 Jersey City, New Jersey	6.02%	833.40 beneficial
A	IRA FBO M. Bo P.O. Box 2052 Jersey City, New Jersey	5.02	698.08 beneficial
A	IRA FBO Brian Dyer P.O. Box 2052 Jersey City, New Jersey	6.95%	967.14 beneficial
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	89.72%	605,594.00 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.91%	3,676,597.97 record

Dunham Small Cap Value Fund

Class	Name and Address	% Ownership	Number and Type
A	Pershing LLC Jersey City, New Jersey	14.23%	808.14 record
A	Guter, Ann Mafalda 401 Windover Court Vienna, Virginia	7.24%	411.49 record
A	NFSC 11 Hearthstone Lane Landrum, South Carolina	7.22%	410.18 record
A	Judith W. Dominick 1644 Hogback Mountain Road Tryon, North Carolina	11.38%	646.35 beneficial
A	Grand Lodge of Tenne P.O. Box 2052 Jersey City, New Jersey	15.10%	858.01 beneficial
A	Raymond L. Richardson 323 Dogwood Trail Tryon, North Carolina	7.79%	442.74 beneficial
A	NFSC 1326 E Lakeshore Drive Landrum, South Carolina	7.05%	400.61 record
A	NFSC 2715 Fairfield Road Chesnee, South Carolina	7.38%	419.19 record
A	Penson Financial Service 1700 Pacific Avenue Suite 1400 Dallas, Texas	7.08%	402.17 record
A	Pershing LLC Jersey City, New Jersey	6.30%	357.79 record
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	90.09%	375,492.99 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.69%	2,505,848.69 record

Dunham Large Cap Growth Fund

Class	Name and Address	% Ownership	Number and Type
A	Schwab	5.76%	3,107.63 record
A	NFSC 699 North Evergreen Memphis, Tennessee	11.43%	6,173.57 record
A	NFSC P.O. Box 252 Stanton, Tennessee	21.77%	11,752.98 record
A	NFSC 4260 Minden Memphis, Tennessee	18.63%	10,060.36 record
A	Judith W. Dominick 1644 Hogback Mountain Road Tryon, North Carolina	6.08%	3,284.92 beneficial
A	Pershing LLC Jersey City, New Jersey	6.15%	3,321.02 record
C	Dunham Trust company 4777 Caughlin Parkway Reno, Nevada	87.67%	1,890,974.84 record
C	Synbiotics Corporation 700 17th Street Denver, Colorado	5.26%	113,514.25 beneficial
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.07%	13,501,550.68 record

Dunham Small Cap Growth Fund

Class	Name and Address	% Ownership	Number and Type
A	Judith W. Dominick 1644 Hogback Mountain Road Tryon, North Carolina	5.03%	693.53 beneficial
A	Judith L. Sacco 15 Meriam Street Lexington, Massachusetts	32.44%	4,474.98 beneficial
A	Samuel W. Tishler 6003 Clam Bayou Lane Sanibel, Florida	29.95%	4,130.75 beneficial
A	Pershing LLC Jersey City, New Jersey	5.34%	737.00 record
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	82.64%	319,179.48 record
C	Frank Schipper Construction Co. 336 Fourth Avenue Pittsburgh, Pennsylvania	7.13%	27,524.63 beneficial
C	Synbiotics Corporation 700 17th Street Denver, Colorado	5.54%	21,407.80 beneficial
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.81%	2,002,206.61 record

Dunham Emerging Markets Stock Fund

Class	Name and Address	% Ownership	Number and Type
A	IRA FBO Karen L. Roge P.O. Box 2052 Jersey City, New Jersey	5.37%	1,008.83 beneficial
A	Schwab	26.12%	4,906.39 record
A	Corporate Marketing P.O. Box 2052 Jersey City, New Jersey	13.75%	2,582.97 beneficial
A	Pershing LLC Jersey City, New Jersey	5.72%	1,074.04 record
C	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	86.63%	117,407.83 record
N	Dunham Trust Company 4777 Caughlin Parkway Reno, Nevada	99.71%	1,082,018.18 record

SECURITY OWNERSHIP OF MANAGEMENT

As of December 31, 2007 the executive officers and trustees of the AdvisorOne Funds owned no shares of the Funds.

The following table provides information regarding the shares of each Fund beneficially owned by the executive officers and trustees of the Dunham Trust as of December 31, 2007*:

Name	Fund Name and Class	% Ownership	Number of Shares
Timothy M. Considine	none	none	none

Jeffrey A. Dunham	High-Yield Bond Fund-N Class	0.16%	10,760
	Appreciation & Income Fund-N Class	0.54%	20,113
	Large Cap Value Fund-N Class	0.39%	14,493
	Real Estate Stock Fund-N Class	0.06%	437
	International Stock Fund-N Class	0.28%	9,558
	Small Cap Value Fund-N Class	0.52%	12,959
	Large Cap Growth Fund-N Class	0.59%	77,746
	Small Cap Growth Fund-N Class	0.54%	11,401
	Emerging Markets Stock Fund-N Class	0.65%	8,455

Hilarey M. Findeisen	Appreciation & Income Fund-N Class	0.13%	5,053
	International Stock Fund-N Class	0.09%	3,218
	Small Cap Growth Fund-N Class	0.18%	3,890
	Emerging Markets Stock Fund-N Class	0.32%	4,117

Henry R. Goldstein	Appreciation & Income Fund-N Class	0.28%	10,645
	Large Cap Value Fund-N Class	0.10%	3,857
	International Stock Fund-N Class	0.18%	5,964
	Small Cap Value Fund-N Class	0.12%	2,873
	Large Cap Growth Fund-N Class	0.19%	24,231
	Small Cap Growth Fund-N Class	0.33%	7,034
	Emerging Markets Stock Fund-N Class	0.53%	6,860

	Large Cap Value Fund-C Class	0.24%	1,631

Denise S. Iverson	Corporate/Government Bond Fund-N Class	0.02%	1,481
	High-Yield Bond Fund-N Class	0.03%	2,036
	Appreciation & Income Fund-N Class	0.04%	1,520
	Large Cap Value Fund-N Class	0.06%	2,167
	Real Estate Stock Fund-N Class	0.05%	342
	International Stock Fund-N Class	0.05%	1,595
	Small Cap Value Fund-N Class	0.06%	1,473
	Large Cap Growth Fund-N Class	0.02%	2,051
	Small Cap Growth Fund-N Class	0.06%	1,342
	Emerging Markets Stock Fund-N Class	0.08%	978

Paul A. Rosinack	Corporate/Government Bond Fund-N Class	0.01%	622
	High-Yield Bond Fund-N Class	0.27%	18,595
	Appreciation & Income Fund-N Class	0.28%	10,515
	Large Cap Value Fund-N Class	0.37%	13,741
	International Stock Fund-N Class	0.13%	4,386
	Small Cap Value Fund-N Class	0.47%	11,745
	Large Cap Growth Fund-N Class	0.22%	29,435
	Small Cap Growth Fund-N Class	0.37%	7,822
	Emerging Markets Stock Fund-N Class	0.07%	893

	International Stock Fund-C Class	0.01%	54
	Large Cap Growth Fund-C Class	0.01%	169

The following table provides information regarding the shares of each Fund beneficially owned by the executive officers and trustees of the Dunham Trust as a group as of December 31, 2007*:

As a Group:	Corporate/Government Bond Fund-N Class	0.04%	2,103
	High-Yield Bond Fund-N Class	0.45%	31,391
	Appreciation & Income Fund-N Class	1.27%	47,846
	Large Cap Value Fund-N Class	0.92%	34,258
	Real Estate Stock Fund-N Class	0.11%	779
	International Stock Fund-N Class	0.73%	24,721
	Small Cap Value Fund-N Class	1.17%	29,050
	Large Cap Growth Fund-N Class	1.02%	133,463
	Small Cap Growth Fund-N Class	1.48%	31,489
	Emerging Markets Stock Fund-N Class	1.64%	21,303

	Large Cap Value Fund-C Class	0.24%	1,631
	International Stock Fund-C Class	0.01%	54
	Large Cap Growth Fund-C Class	0.01%	169

*The information regarding the shares of each Fund beneficially owned by the executive officers and trustees of the Dunham Trust was provided by Dunham & Associates Investment Counsel, Inc.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the Dunham Funds at 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.  Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of January, 2008, by and between AdvisorOne Funds, a Delaware business trust (“AdvisorOne”), with its principal place of business at 4020 South 147th Street, Suite 2, Omaha, NE 68317, with respect to its series, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund, each series offering three classes of shares (Class A shares, Class C shares and Class N) (each a “Transferring Fund” and collectively, the “Transferring Funds”), and Dunham Funds, a Delaware business trust (“Dunham”), with its principal place of business at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on behalf of its identically-named series (each an “Acquiring Fund” and, together, the “Acquiring Funds”, and collectively with the Transferring Funds, the “Funds) and Dunham & Associates Investment Counsel, Inc. ("Dunham & Associates") with its principal place of business at 10251 Vista Sorrento Parkway, San Diego, CA 92121, .

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Agreement is entered into for the purpose of reorganizing each Transferring Fund as a new series under a Delaware business trust.  To accomplish such reorganization, the parties hereto shall: (i) transfer of all of the assets of each Transferring Fund in exchange for shares of beneficial interest, no par value per share, of its respective Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) cause each Acquiring Fund to assume the liabilities of each Transferring Fund; and (iii) distribute, after the Closing Date hereinafter referred to, the Acquiring Fund Shares to the shareholders of each Transferring Fund and terminate each Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, each Acquiring Fund and each Transferring Fund is a separate series of Dunham and AdvisorOne, respectively, and Dunham and AdvisorOne are open-end, registered management investment companies and each Transferring Fund owns securities that generally are assets of the character in which its respective Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of AdvisorOne have determined that the Reorganization, with respect to each Transferring Fund, is in the best interests of the Transferring Fund’s shareholders and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING FUNDS’ LIABILITIES AND TERMINATION OF THE TRANSFERRING FUNDS

1.1        THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Transferring Fund agrees to transfer all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to an identically-named Acquiring Fund. In exchange, each Acquiring Fund agrees (i) to deliver to its respective Transferring Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Transferring Fund then outstanding and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2        ASSETS TO BE ACQUIRED. The assets of each Transferring Fund to be acquired by the identically-named Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of such Transferring Fund on the Closing Date.

Each Transferring Fund has provided its respective Acquiring Fund with its most recent audited financial statements, where available, that contain a list of all of the Transferring Fund’s assets as of the date of such statements. Each Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

Each Transferring Fund will, within a reasonable period of time prior to the Closing Date, furnish its respective Acquiring Fund with a list of the Transferring Fund’s portfolio securities and other investments.

1.3        LIABILITIES TO BE ASSUMED.  Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  Each Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of its respective Transferring Fund prepared on behalf of the Transferring Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.  Each Acquiring Fund shall assume all of the liabilities of its respective Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4        LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) each Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by a Transferring Fund Shareholder at the Effective Time on the Closing Date.

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1.5        OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Transferring Fund, in an amount equal in value to the NAV of each Transferring Fund’s shares, to be distributed to shareholders of each Transferring Fund.

1.6        TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7        REPORTING RESPONSIBILITY. Any reporting responsibility of each Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated.

1.8        TERMINATION. Each Transferring Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9        Subject to the conditions set forth in this Agreement, the failure of one of the Transferring Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Transferring Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Transferring Fund” as meaning only those series of Dunham and AdvisorOne, respectively, that are involved in the Reorganization as of the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS. The value of a Transferring Fund’s assets to be acquired by its respective Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in AdvisorOne’s Declaration of Trust and each Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties. Each Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquiring Fund and those determined in accordance with the pricing policies and procedures of its respective Transferring Fund.

2.2        VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Dunham's Agreement and Declaration of Trust and each Acquiring Fund’s then current prospectus and Statement of Additional Information.

2.3        SHARES TO BE ISSUED. The number of each Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Transferring Fund’s shares then outstanding. Upon the Transferring Fund’s liquidating distribution each holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4        DETERMINATION OF VALUE. All computations of value shall be made by  Gemini Fund Services, LLC ("GFS") in accordance with its regular practice in pricing the shares and assets of each Fund.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE AND LOCATION. The closing (the “Closing”) will be on or about March 3, 2008 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time (the “Effective Time”) at the offices of GFS at 450 Wireless Blvd, Hauppauge, New York, 11788 or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2        CUSTODIAN’S CERTIFICATE. Citibank, as custodian for each Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.  It is acknowledged by Dunham that AdvisorOne and/or the Transferring Funds have entered into certain sub-custodial arrangements with foreign sub-custodians for the benefit of the Transferring Funds.  AdvisorOne and Dunham agree to cooperate and take all actions as necessary or required by Citibank to accomplish the transfer and/or assignment of such arrangements to the Acquiring Funds and Dunham on behalf of the Acquiring Funds agrees to assume all liabilities and responsibilities with respect to such transfer and/or assignment.

3.3        EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Transferring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4        TRANSFER AGENT’S CERTIFICATE. GFS, as transfer agent for each Transferring Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  GFS shall also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of AdvisorOne or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TRANSFERRING FUNDS.  AdvisorOne and each Transferring Fund represent and warrant to Dunham and the respective Acquiring Fund as follows:

(a)        The Transferring Fund is a separate series of AdvisorOne, a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)        AdvisorOne is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

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(c)        The current Prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of AdvisorOne's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)        The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Transferring Fund’s business or its ability to consummate the transactions contemplated herein.

(g)        The audited financial statements of the Transferring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(h)        Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)         All issued and outstanding shares of the Transferring Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4. The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, and has no outstanding securities convertible into any of the Transferring Fund shares.

(k)        At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund. Subject to approval by the Transferring Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)       The information to be furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Proxy Statement (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)        The Transferring Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.

(p)        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by AdvisorOne, for itself and on behalf of each Transferring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Transferring Fund as described in paragraph 5.2.

4.2        REPRESENTATIONS OF THE ACQUIRING FUNDS. Dunham and each Acquiring Fund represent and warrant to AdvisorOne and the respective Transferring Fund as follows:

(a)        The Acquiring Fund is a separate series of Dunham, a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.  Prior to the Closing Date, the Board of Trustees of Dunham Funds shall consist of Trustees that are not disqualified under the 1940 Act or other law, rule or regulation from serving as a Trustee of Dunham, and those Dunham Trustees designated as independent Trustees in the Dunham Registration Statement will not be "interested persons" as defined in the 1940 Act.

(b)        Dunham is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act  will be effective on or before the Closing Date.

(c)        The current Prospectus and Statement of Additional Information of the Acquiring Fund will, prior to the Closing Date, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Dunham’s Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)         The financial statements of the Acquiring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Transferring Funds) fairly reflect the financial condition of the Acquiring Fund as of the date presented in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(g)        Since the date of the financial statements referenced in (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities for business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and Dunham required by law to be filed by such date (if any), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s and Dunham’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)         All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(j)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)         From the effective date of the Registration Statement, through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by Dunham with respect to the Acquiring Fund for use in the Proxy Statement, the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Delaware law, for the execution of this Agreement by Dunham, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Dunham, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.

(o)        The Acquiring Fund intends to qualify as a RIC under the Code, and with respect to each Acquiring Fund that has conducted material investment operations prior to the Closing Date, the Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable period.

(p)        Dunham has filed the Registration Statement, and such Registration Statement will be effective on or before the Closing Date.  Prior to the Closing Date, the Acquiring Funds shall have adopted written policies and procedures in compliance with Rule 38a-1 under the 1940 Act.

4.3        REPRESENTATIONS OF DUNHAM & ASSOCIATES. Dunham & Associates represents and warrants that it has performed reasonable due diligence on each of the new Trustees for Dunham Funds and has determined that each Trustee is qualified and able to perform his duties as Trustee.

ARTICLE V

COVENANTS OF EACH ACQUIRING FUND AND EACH TRANSFERRING FUND

5.1        OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each Acquiring Fund and Transferring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2        APPROVAL OF SHAREHOLDERS.  AdvisorOne will call a special meeting of Transferring Fund Shareholders to consider and act upon this Agreement and the Reorganization, and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.  Each Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.  Each Transferring Fund will assist its respective Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.5         FURTHER ACTION.  Subject to the provisions of this Agreement, each Acquiring Fund and its respective Transferring Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable upon the request of the Acquiring Funds, each Transferring Fund shall furnish its respective Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by the Acquiring Funds' auditor and certified by the AdvisorOne’s Treasurer.

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5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT.

(a) Dunham will prepare and file with the Commission a registration statement on Form N-1A (the “Registration Statement”), under the 1933 Act and 1940 Act, relating to the Acquiring Funds, which, without limitation, shall include no material changes in the investment objective, policies, restrictions and limitations, nor management fees, 12b-1 fees, other applicable fees to those of the Transferring Funds.

(b)        AdvisorOne shall prepare a proxy statement on Schedule 14A under the 1934 Act for the Transferring Funds soliciting approval from the Transferring Funds Shareholders in connection with the meeting of the Transferring Funds Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the “Proxy Statement”). Each Acquiring Fund will provide its respective Transferring Fund with the materials and information necessary to prepare the Proxy Statement.

5.8       INDEMNIFICATION

(a)        Dunham will assume all liabilities and obligations of AdvisorOne relating to any obligation of AdvisorOne to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Funds, to the fullest extent permitted by law and AdvisorOne’s Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Dunham agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under AdvisorOne’s Declaration of Trust as it relates to the Transferring Fund as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Dunham, its successors or assigns.

(b)       Each Acquiring Fund agrees to indemnify and hold harmless its respective Transferring Fund and each of the Transferring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Transferring Fund or any of its Trustees or officers may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)        Each Transferring Fund agrees to indemnify and hold harmless its respective Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Transferring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TRANSFERRING FUND

The obligations of each Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its respective Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to its respective Transferring Fund a certificate executed in the Acquiring Fund’s name by Dunham’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2        The Transferring Funds shall have received on the Closing Date an opinion from Thompson Hine LLP, counsel to Dunham, dated as of such Closing Date, in a form reasonably satisfactory to the Transferring Funds, covering the following points:

(a)        Dunham is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        Dunham is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)        This Agreement has been duly authorized, executed, and delivered by Dunham on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Transferring Funds, is a valid and binding obligation of the Acquiring Funds enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)        Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to each Transferring Fund on behalf of the Transferring Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)        The Registration Statement has been declared effective by the Commission and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(f)         The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Dunham’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Acquiring Fund is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

(g)        In the ordinary course of such counsel’s representation of the Acquiring Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)        To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by an Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)         In the ordinary course of such counsel’s representation of the Acquiring Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to an Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Funds, and without having made any investigation, to the knowledge of such counsel, the Acquiring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Funds’ business, other than as previously disclosed in the Registration Statement.

For purposes of this Article VI, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3        Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to each Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.4        For the period beginning at the Closing Date and ending five (5) years thereafter, the Transferring Funds shall be named as insured funds on the AdvisorOne errors and omissions insurance policy, and Dunham, its successor or assigns shall pay the Transferring Funds' allocated premium based on the premium allocation recommended by the insurance underwriter.  Such liability coverage shall be  comparable to the liability coverage currently in effect for the Transferring Funds and shall cover both former and current Trustees and officers of AdvisorOne, covering the actions of such Trustees and officers of AdvisorOne for the period they served as such with respect to the Transferring Funds.

6.5        Dunham & Associates agrees to indemnify AdvisorOne, its employees, agents, Trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, SEC staff inquiries, investigations or SEC disciplinary action taken with respect to any of the Transferring Funds  to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by a  Dunham & Associates or by its willful misfeasance, bad faith or gross negligence..

6.6        The Acquiring Funds shall have received on the Closing Date an opinion from counsel dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a)        AdvisorOne is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        AdvisorOne is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)        This Agreement has been duly authorized, executed, and delivered by AdvisorOne on behalf of each Transferring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Funds, is a valid and binding obligation of the Transferring Funds enforceable against each Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of AdvisorOne’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Transferring Fund is a party or by which a Transferring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which a Transferring Fund is a party or by which it is bound.

(g)       Without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to a Transferring Fund) existing on or before the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)        To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by a Transferring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)         Without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to a Transferring Fund or any of its properties or assets. Without having made any investigation, to the knowledge of such counsel, the Transferring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Transferring Funds’ business, other than as previously disclosed in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each corresponding Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of a Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Transferring Fund shall have delivered to its respective Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by AdvisorOne’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Transferring Fund shall have delivered to its respective Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of AdvisorOne.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH

ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Transferring Fund or its respective Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein, with respect to each Transferring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the respective Transferring Fund in accordance with Delaware law and the provisions of AdvisorOne’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the respective Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.4        The Registration Statement shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Transferring Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Transferring Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6        The parties shall have received a favorable opinion of Thompson Hine LLP addressed to each Acquiring Fund and Transferring Fund substantially to the effect that for federal income tax purposes with respect to each Transferring Fund:

(a)        The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (followed by the distribution of Acquiring Fund Shares to the Transferring Fund Shareholders and the termination of the Transferring Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Reorganization”) and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)        No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares (except to the extent that such assets consist of contracts described in Section 1256 of the Code) and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)        No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the Reorganization.

(f)         The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Reorganization. The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g)        The Acquiring Fund will succeed to and take into account the items of the identically-named Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as  Thompson Hine LLP reasonably may request, and each Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1        Except as otherwise provided for herein, Dunham & Associates shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses may include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) legal and audit fees; (f) solicitation costs of the transaction, (g) the cost of winding up and liquidating the Transferring Funds, (h) expenses incurred by AdvisorOne in obtaining so-called “tail” or “run-off” Trustees & officers errors and omissions insurance coverage in respect of the activities of the current and former trustees and officers of the Trust as they relate to the Transferring Funds, for a period ending five (5) years after the Closing Date; and (i) all fees listed on the closing/merger schedule provided by GFS. Dunham & Associates shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 11.1.  Expenses must be reasonable and incurred in the ordinary course of the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1      Dunham, on behalf of each Acquiring Fund, AdvisorOne, on behalf of each Transferring Fund, and Dunham & Associates agrees that no party has made to  another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of each of the Acquiring Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3

The parties agree that they will not publicly disparage, criticize, or otherwise make any derogatory, detrimental or inflammatory statements, either written or oral, regarding the other parties, its officers, Trustees, directors, employees, former employees, parent companies, subsidiaries, or other affiliated companies, services or business practices or matters described in this Agreement, and such obligation shall survive the consummation of the transactions contemplated hereunder.  The parties agree that, other than the statements regarding the history of the Acquiring Funds as former series of AdvisorOne, any written statement regarding the other party shall be approved by such party prior to the release or publishing of such statement.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of Dunham and AdvisorOne.  In addition, either Dunham or AdvisorOne may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)        a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within thirty (30) days;

(b)        a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

This Agreement may be terminated by Dunham if AdvisorOne is unable to obtain approval of the Reorganization from the shareholders of each Transferring Fund.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Transferring Fund, Dunham, AdvisorOne, the respective Trustees or officers, to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by a Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Dunham personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Dunham. The execution and delivery of this Agreement have been authorized by the Trustees of Dunham on behalf of each Acquiring Fund and signed by authorized officers of Dunham, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in Dunham’s Agreement and Declaration of Trust.

13.6      It is expressly agreed that the obligations of each Transferring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of AdvisorOne personally, but shall bind only the trust property of the Transferring Fund, as provided in the Agreement and Declaration of Trust of AdvisorOne.  The execution and delivery of this Agreement have been authorized by the Trustees of AdvisorOne on behalf of each Transferring Fund and signed by authorized officers of AdvisorOne, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Transferring Fund as provided in AdvisorOne's Agreement and Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

A-

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DUNHAM FUNDS, on behalf of

the Acquiring Funds

By:/s/

Name: Jeffrey Dunham
Title: President

ADVISORONE FUNDS, on behalf of the

Transferring Funds

By:/s/

Name: W. Patrick Clarke
Title: President

DUNHAM & ASSOCIATES INVESTMENT COUNSEL,

INC.

By:/s/

Name: Denise S. Iverson
Title: CFO

A-

Schedule A

Shareholders of each Transferring Fund will receive shares of the corresponding Acquiring Fund*

AdvisorOne Funds (Transferring Fund)	Dunham Funds
Dunham Corporate/Government Bond Fund	Dunham Corporate/Government Bond Fund
Dunham High-Yield Bond Fund	Dunham High-Yield Bond Fund
Dunham Appreciation & Income Fund	Dunham Appreciation & Income Fund
Dunham Large Cap Value Fund	Dunham Large Cap Value Fund
Dunham Real Estate Stock Fund	Dunham Real Estate Stock Fund
Dunham International Stock Fund	Dunham International Stock Fund
Dunham Small Cap Value Fund	Dunham Small Cap Value Fund
Dunham Large Cap Growth Fund	Dunham Large Cap Growth Fund
Dunham Small Cap Growth Fund	Dunham Small Cap Growth Fund
Dunham Emerging Markets Stock Fund	Dunham Emerging Markets Stock Fund

* Each Acquiring Fund is a newly created series of Dunham Funds.

A-

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

THE DUNHAM FUNDS:  PROXY BALLOT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of each of The Dunham Funds, comprised of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (each a "Fund," and collectively, the "Funds"), each a series of AdvisorOne Funds (the "Trust"), will be held at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York 11788, on                          Febuary 28, 2008 at  10 a.m. Eastern Standard Time.  The proposals are as follows:

(1) The approval of a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby; and

(2) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Control Number:  123456789123

For questions regarding this proxy ballot, please call 1-800-434-3719 Monday through Friday 9:30 a.m. to 10:00 p.m. Eastern Time.

_ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Please FOLD here to return this ballot in the enclosed postage-paid envelope_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

The undersigned hereby constitutes and appoints Jeffrey Dunham and Denise S. Iverson, or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of Shareholders of the Trust, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.  The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own.  If no direction is given with respect to a particular item, this proxy will be voted FOR each of the items that relate to the particular Fund shares that you own.

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature

Signature of Joint Owner (if any)

, 2008

Date

VOTING OPTION

[image] VOTE ON THE INTERNET Log on to: www.proxyonline.com Follow the on-screen instructions available 24 hours	[image] VOTE BY PHONE Call 1-800-434-3719 Follow the recorded Instructions 9:00 a.m. to 10:00 p.m. EST	[image] VOTE BY MAIL Vote, sign and date this Voting Instruction and return in the postage-paid envelope	[image] VOTE IN PERSON Attend Shareholder Meeting at 450 Wireless Boulevard Happauge, NY 11788 on February 28, 2008

The Board of Trustees unanimously recommends a vote FOR all proposals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

[Altman Group logo here]

       EasyProxy™

WE NEED YOUR PROXY VOTE IMMEDIATELY.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Below is a consolidated proxy ballot that will allow you to vote your shares held in all of your investments with the Dunham Funds.  While you may vote separately by checking a box beside each Fund, we have also provided you with a quick way to vote for all Funds and proposals in the same manner.  To do this, simply check a box beside “VOTE ALL PROPOSALS”.

Please sign and date the reverse side before mailing in your vote or vote by telephone by calling toll-free 1-800-434-3719 between 9:30 a.m. and 10 p.m Eastern Time. You may also vote via the internet by going to www.myproxyonline.com/dunhamfunds and entering the online voting code below.

The Board of Trustees unanimously recommends a vote FOR all proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

--------------------------------------------------------------------------------------------------------------------

	FOR	AGAINST	ABSTAIN
TO VOTE ALL PROPOSALS IN THE SAME MANNER, CHECK BOX HERE.	☐	☐	☐

To vote funds separately use the check boxes below.  Only those funds in which the shareholder is invested will be listed below.

			FOR	AGAINST	ABSTAIN
Fund Name	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐

Proposal 1. To approve the Agreement and Plan of Reorganization:

 (for shareholders of the Corporate/Government Bond Fund, High-Yield Bond Fund, Real Estate Stock Fund, Appreciation & Income Fund, International Stock Fund, Large Cap Value Fund, Small Cap Value Fund, Large Cap Growth Fund, Emerging Markets Stock Fund and Small Cap Growth Fund)

			FOR	AGAINST	ABSTAIN
Fund Name	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐
Fund Name (if applicable)	BARCODE HERE	TAG ID# HERE	☐	☐	☐